UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22058
Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Annual Report December 31, 2008	Nuveen Investments Closed-End Funds

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND JTD

Tax-Advantaged Distributions with the Potential for
Dividend Growth, Capital Appreciation and Reduced Overall Risk

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities, real estate and fixed-income assets, and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information and the Performance Overview sections of this report. These comments highlight each manager’s pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we have worked through the many issues involved. Please consult the Nuveen website: www.nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 23, 2009

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JTD

The Nuveen Tax-Advantaged Dividend Growth Fund (JTD) invests primarily in a dividend-growth equity strategy and in income-oriented securities. Its portfolio is managed by two affiliates of Nuveen Investments: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund’s dividend-growth equity strategy, while the Fund’s income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ).

James Boothe, CFA, serves as portfolio manager for the dividend-growth equity strategy. He has 30 years of corporate finance and investment management experience and joined Santa Barbara in 2002. The income-oriented investment team at NWQ is led by Michael Carne, CFA. Michael has more than 20 years of investment experience and joined NWQ in 2002.

Here James and Michael talk about their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2008.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2008?

The period was dominated by fears of an economic recession, triggered or exacerbated by several significant developments. The cascading effects of sub-prime mortgage defaults, constrained liquidity in the capital markets and limited lending by many financial institutions caused many investors to seek refuge in U.S. Treasury securities. These events forced some financial firms to merge, restructure or go out of business. At the same time, the U.S. government essentially took over Fannie Mae and Freddie Mac, and also intervened on behalf of the giant insurer AIG. By the end of 2008, the U.S. Treasury had disbursed approximately $350 billion of capital to financial institutions and others under the Troubled Assets Relief Program, with indications that a like amount would be distributed in 2009.

Another indicator of economic weakness was the U.S. unemployment rate, which soared to 7.2% as of December 31, 2008, compared with 4.9% one year earlier. Practically all segments of the economy showed signs of slowing by the end of the period. During the third quarter of 2008, gross domestic product contracted to an annual rate of 0.5%, the biggest decrease since 2001. Preliminary reports for the fourth quarter showed a contraction of 3.8%, the worst showing in more than 25 years. This was mainly the result of the first decline in consumer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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spending since 1991 and an 18% drop in residential investment. Fortunately, inflation was not a significant factor as the Consumer Price Index rose just 0.1% in 2008. The Federal Reserve cut the widely followed short-term fed funds rate seven times during 2008, lowering the rate from 4.25% to 0-0.25% as of year end.

As a result of these economic factors, the U.S. equity markets experienced significant turbulence during the period. The Dow Jones Industrial Average was down -32% in 2008, the worst single year decline since 1931. The S&P 500 index was down -37%, its worst year since 1937.

The preferred market, as measured by the Merrill Lynch Preferred Master Index, posted a total return for 2008 of -25.24%. The tax-advantaged Dividend Received Deduction/Qualified Dividend Income (DRD/QDI) subsector fared much worse, finishing the year with a return of -52.67%. While the first half of 2008 saw general price declines, these accelerated in the second half as the U.S. Government placed Fannie Mae and Freddie Mac in conservatorship and canceled dividends from their preferred securities. This action had the effect of destroying confidence in the overall preferred securities market. Preferred holders suffered further losses as Lehman Brothers went bankrupt and Washington Mutual was placed in receivership. Cumulatively, these events caused a large sell off in the market. The broad preferred index showed a return of -31.38% and the DRD/QDI subsector dropped by more than half with a return of -52.69% for the third quarter alone. In the fourth quarter, the U.S. Treasury and European governments acted to ameliorate the state of growing concern in the market by injecting preferred and common equity capital directly into depository institutions. The specific features of each country’s capital injection program differed, but each plan sought to protect the integrity of the participating companies’ capital structures and enable them to attract private capital when market conditions improve. By the end of 2008, the U.S. Treasury had purchased preferred securities in over 200 financial institutions, an infusion that helped dividend payments to continue. These moves by the Treasury helped the Merrill Lynch Preferred Master Index return 9.72% and the DRD/QDI index return 4.76% in the fourth quarter of 2008.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS TWELVE-MONTH PERIOD?

For the equity portion for the Fund’s portfolio, we continued to invest in dividend-paying securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and, in our view, the potential for future dividend growth and capital appreciation. In addition, we worked to reduce the overall volatility of the portfolio by underweighting the information technology sector, which helped lower the portfolio’s volatility during the period. We also trimmed securities where our analysis determined there was the likelihood of a dividend cut. As an example, we sold our Bank of America holdings in anticipation of a future dividend reduction.

We seek a portfolio that has a yield greater than the S&P 500 and less volatile than the overall market by focusing on companies growing their dividends. In addition, we attempt to manage the Fund’s investments and expenses so that substantially all (at least 90%) of its distributions

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are potentially tax-advantaged. This strategy worked relatively well in 2008, a year of extreme volatility and an equity bear market.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.

HOW DID THE FUND PERFORM OVER THIS PERIOD?

The performance of JTD, as well as a comparative benchmark, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For the twelve-month period ended 12/31/08

JTD	-31.99%
Comparative Benchmark[1]	-37.81%

1. Comparative benchmark performance is a blended return consisting of: 1) 50% of the return of the S&P 500 Index, an unmanaged Index generally considered representative of the U.S. Stock Market, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM) which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, and 3) 25% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

For the twelve-month period ending December 31, 2008, the Fund’s total return on common share net asset value of the Fund generated a negative return, but did outperform its unleveraged, comparative benchmark.

The Fund benefited from several prevailing market trends. First, as the markets became more unstable, investors favored companies with lower market volatility. This often has been a historical characteristic of the type of company we sought for the Fund’s portfolio. Second, due to the potential for cash-flow generation, dividend-paying stocks garnered increased attention during the market uncertainty that continued in 2008. Again, this tended to help the relative performance of many of the securities in which the Fund invested. Both of these factors, coupled with constructive stock and sector allocations, helped the comparative return of the Fund over the twelve-month period.

In the equity portion of the Fund in particular, we benefitted from our security selection across all sectors with the exception of consumer staples. Our relative overweight position in the telecommunications and utility sectors contributed positively to our overall return, as these sectors outperformed compared to the S&P 500 Index. Even though the portfolio was relatively underweighted in the energy and health care sectors, which outperformed the S&P 500 Index, the impact of these underweights was offset by strong stock selection.

The portfolio’s heaviest weighted sector, financials, benefited the most relative to the market from strong stock selection, even though this sector was the worst performer in the S&P 500 Index for the year. We had two financial stocks post positive returns in 2008; Hudson City Bancorp and Cullen/Frost Banker. Hudson City is the largest thrift by market capitalization serving New Jersey and the New York metropolitan area. The thrift is well capitalized and growing by taking market share. Their balance sheet is free of risky loans avoiding write downs and capital shortfalls affecting many financial institutions. Cullen, based in Texas, benefited from conservative lending practices and a healthy local economy. This bank is also well capitalized with consistent loan and deposit growth. We focused on regional banks that had little or no exposure to highly stressed assets such as Collateralized Debt Obligations (CDOs) and sub-prime mortgages. We also were proactive in selling financial stocks that had such exposure before a dividend cut occurred.

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Waste Management also had positive returns for 2008. Trash haulers typically demonstrate strong business models during recessionary periods due to the essential nature of their services, providing strong and fairly predictable cash flows.

The Fund’s largest detractors for performance in 2008 were Nokia, Manulife and Southern Copper. Nokia’s growth decelerated dramatically in 2008 as mobile phone handset unit volumes slowed. The company remains a market share leader with strong cash flows to support the dividend. Manulife was affected by declining equity markets in 2008 as its main business is providing fixed and variable annuities. This insurer was forced to raise common equity to bolster its capital position and increase its reserves. Southern Copper was hurt by falling copper prices due to a slowing global economy. The company also experienced disruptions in production volumes, and is cutting back on capital projects until copper demand recovers.

IMPACT OF THE FUND’S CAPITAL STRUCTURE AND LEVERAGE STRATEGY ON PERFORMANCE

In this generally hostile investment environment, one of the negative factors impacting the return of the Fund was the Fund’s use of financial leverage. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional risk—especially when market conditions are as unfavorable as they were during this period. As the prices of most securities held by the Fund declined during the year, the negative impact of these valuation changes on common share net asset value and common shareholder total return was magnified by the use of leverage.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As mentioned in the last shareholder report, beginning in February 2008 more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many or all of the Fund’s auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally did not affect the portfolio management or investment policies of the Fund. However, one implication for common shareholders of these auction failures was that the Fund’s cost of leverage was higher than it otherwise would have been had the auctions continued to be successful.

As of December 31, 2008, the Fund redeem all $36,000,000 of its outstanding FundPreferred shares, at liquidation value, using proceeds provided through a prime brokerage facility with a major bank.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

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Common Share
Distribution and Share Price
INFORMATION

The information below regarding your Fund’s distributions is current as of December 31, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its quarterly distribution to common shareholders twice over the course of 2008. Some of the important factors affecting the amount and composition of these distributions are summarized below.

During the twelve-month period ended December 31, 2008, Fund employed financial leverage through the issuance of FundPreferred shares as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

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•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2008. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 12/31/08 (Common Shares)	JTD

Inception date	6/26/07
Calendar year ended December 31, 2008:
Per share distribution:
From net investment income	$0.47
From short-term capital gains	0.00
From long-term capital gains	0.00
From return of capital	0.97

Total per share distribution	$1.44

Distribution rate on NAV	12.85%

Annualized total returns:
1-Year on NAV	-31.99%
Since inception on NAV	-22.80%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Fund’s Board of Trustees approved an open-market share repurchase program on November 21, 2007, under which the Fund may repurchase up to 10% of its outstanding Common shares. As of December 31, 2008, the Fund has cumulatively repurchased 96,900 Common shares, representing approximately 0.7% of the Fund’s total Common shares outstanding. The Fund did not repurchase any Common shares during the fiscal year ended December 1, 2008.

As of December 31, 2008, the Fund was trading at a -22.57% discount to its common share NAV, compared with an average -13.33% discount for the entire twelve-month period.

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Fund Snapshot
Common Share Price	$8.68

Common Share Net Asset Value	$11.21

Premium/(Discount) to NAV	-22.57%

Current Distribution Rate[1]	12.67%

Net Assets Applicable to Common Shares ($000)	$165,471

Average Annual Total Return
(Inception 6/26/07)
	On Share
	Price	On NAV
1-Year	-40.24%	-31.99%

Since Inception	-35.74%	-22.80%

Industries
(as a % of total investments)[2]
Commercial Banks	15.9%

Electric Utilities	10.5%

Oil, Gas & Consumable Fuels	6.4%

Pharmaceuticals	4.3%

Communications Equipment	4.3%

Tobacco	4.3%

Thrifts & Mortgage Finance	4.2%

Diversified Telecommunication Services	3.8%

Insurance	3.3%

Hotels, Restaurants & Leisure	2.5%

Electrical Equipment	2.3%

Commercial Services & Supplies	2.3%

Metals & Mining	2.2%

Gas Utilities	2.2%

Health Care Equipment & Supplies	2.2%

Beverages	2.2%

Aerospace & Defense	2.2%

IT Services	2.1%

Diversified Financial Services	2.1%

Semiconductors & Equipment	2.1%

Short-Term Investments	4.9%

Other	13.7%

JTD Performance OVERVIEW	Nuveen Tax-Advantaged Dividend Growth Fund as of December 31, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding call options written.

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Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) as of December 31, 2008, and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Dividend Growth Fund at December 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 26, 2009

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JTD	Nuveen Tax-Advantaged Dividend Growth Fund Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Common Stocks – 100.3% (73.0% of Total Investments)

	Aerospace & Defense – 3.0%

96,343	Raytheon Company	$4,917,347

	Beverages – 3.0%

109,600	Coca-Cola Company	4,961,592
	Commercial Banks – 7.9%

100,288	Cullen/Frost Bankers, Inc.	5,082,596
71,005	PNC Financial Services Group, Inc.	3,479,245
182,144	U.S. Bancorp	4,555,421

	Total Commercial Banks	13,117,262
	Commercial Services & Supplies – 3.1%

157,185	Waste Management, Inc.	5,209,111
	Communications Equipment – 5.9%

321,755	Nokia Oyj, Sponsored ADR (2)	5,019,378
133,695	QUALCOMM Inc.	4,790,292

	Total Communications Equipment	9,809,670
	Computers & Peripherals – 2.8%

55,900	International Business Machines Corporation (IBM)	4,704,544
	Construction Materials – 2.9%

67,920	Vulcan Materials Company	4,725,874
	Diversified Telecommunication Services – 5.3%

160,403	AT&T Inc.	4,571,486
61,310	Telefonica S.A., Sponsored ADR	4,131,681

	Total Diversified Telecommunication Services	8,703,167
	Electric Utilities – 8.6%

85,942	Exelon Corporation (2)	4,779,235
105,879	FPL Group, Inc.	5,328,890
134,480	PPL Corporation (2)	4,127,191

	Total Electric Utilities	14,235,316
	Electrical Equipment – 3.2%

142,761	Emerson Electric Company	5,226,480
	Gas Utilities – 3.0%

148,277	Equitable Resources Inc.	4,974,693
	Health Care Equipment & Supplies – 3.0%

72,555	Becton, Dickinson and Company	4,962,036
	Hotels, Restaurants & Leisure – 3.5%

181,534	YUM! Brands, Inc.	5,718,321
	Household Products – 2.8%

73,765	Procter & Gamble Company	4,560,152
	Insurance – 2.4%

234,530	Manulife Financial Corporation	3,994,046
	IT Services – 2.9%

183,848	Paychex, Inc. (2)	4,831,525
	Machinery – 2.7%

154,213	PACCAR Inc.	4,410,492

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Shares	Description (1)			Value
	Metals & Mining – 3.1%

314,351	Southern Copper Corporation (2)			$5,048,477

	Oil, Gas & Consumable Fuels – 8.8%

64,806	Chevron Corporation (2)			4,793,700
98,000	EnCana Corporation			4,555,040
97,123	Royal Dutch Shell PLC, Class A, ADR (2)			5,141,692

	Total Oil, Gas & Consumable Fuels			14,490,432
	Pharmaceuticals – 5.9%

90,849	Abbott Laboratories			4,848,611
123,304	Eli Lilly and Company			4,965,452

	Total Pharmaceuticals			9,814,063
	Semiconductors & Equipment – 2.9%

244,154	Microchip Technology Incorporated			4,768,328
	Specialty Retail – 2.0%

56,000	Sherwin-Williams Company			3,346,000
	Thrifts & Mortgage Finance – 5.8%

325,503	Hudson City Bancorp, Inc.			5,195,028
368,268	New York Community Bancorp, Inc.			4,404,485

	Total Thrifts & Mortgage Finance			9,599,513
	Tobacco – 5.8%

80,644	Lorillard Inc.			4,544,289
117,464	Philip Morris International			5,110,858

	Total Tobacco			9,655,147

	Total Common Stocks (cost $215,450,003)			165,783,588

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Preferred Securities – 28.3% (20.6% of Total Investments)

	Automobiles – 0.3%

41,600	Daimler Finance NA LLC, Structured Asset Trust Unit Repackaging, Series DCX	7.000%	A–	$500,032
	Capital Markets – 1.2%

45,000	Deutsche Bank Capital Funding Trust V	8.050%	Aa3	836,100
25,000	Deutsche Bank Capital Funding Trust IX	6.625%	Aa3	379,500
1,000,000	JP Morgan Chase & Company	7.900%	A1	834,026

	Total Capital Markets			2,049,626
	Commercial Banks – 12.6%

75,000	Banco Santander Finance	6.800%	Aa3	1,425,000
75,000	Banco Santander Finance	6.500%	Aa3	1,414,500
19,300	Bank of America Corporation, Series E	4.000%	A1	232,372
30,700	Bank of America Corporation	8.200%	A1	621,675
50,000	Bank of America Corporation	6.625%	A1	795,000
50,000	Barclays Bank PLC	8.125%	Aa3	751,000
50,000	Barclays Bank PLC	7.100%	Aa3	680,000
52,300	Barclays Bank PLC	6.625%	Aa3	656,365
25,000	BB&T Capital Trust V	8.950%	A1	623,750
15,700	Capital One Capital II Corporation	7.500%	Baa1	265,330
60,000	Credit Suisse	7.900%	Aa3	1,233,000
18,200	Fleet Capital Trust VIII	7.200%	Aa3	349,804
18,100	HSBC Holdings PLC	6.200%	A1	336,298
20,000	HSBC Holdings PLC, Series A	8.125%	A1	486,000
54,800	HSBC USA Inc.	6.500%	A1	1,260,400
50,000	JP Morgan Chase & Company	8.625%	A–	1,259,000
38,900	MBNA Corporation, Capital Trust D	8.125%	Aa3	727,430
2,000	Morgan Stanley Capital Trust VI	6.600%	A3	31,020
12,500	Morgan Stanley Capital Trust VII	6.600%	A3	193,750
1,100	National City Corporation	9.875%	A3	26,290
50,000	PNC Capital Trust	7.750%	A2	1,233,500
50,000	Royal Bank of Scotland Group PLC, Series T	7.250%	A1	505,000
55,000	Royal Bank of Scotland Group PLC	6.600%	A1	485,100

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JTD	Nuveen Tax-Advantaged Dividend Growth Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Coupon	Ratings (3)	Value
	Commercial Banks (continued)

90,000	Wachovia Corporation	8.000%	A–	$1,976,400
85,000	Wells Fargo Capital Trust XIV	8.625%	A+	2,269,500
1,000,000	Wells Fargo Capital Trust XV	9.750%	A+	1,010,942

	Total Commercial Banks			20,848,426
	Consumer Finance – 0.2%

16,700	HSBC Finance Corporation	6.360%	A	292,250
	Diversified Financial Services – 2.9%

90,000	Citigroup Inc., Series M	8.125%	BBB	1,435,500
2,000,000	Citigroup Inc.	8.400%	BBB	1,323,080
35,000	General Electric Capital Corporation	6.500%	AAA	802,900
30,000	ING Groep N.V.	8.500%	A	490,500
25,000	ING Groep N.V.	7.200%	A	332,500
35,000	ING Groep N.V.	7.050%	A	444,500

	Total Diversified Financial Services			4,828,980
	Electric Utilities – 5.8%

70,000	Alabama Power Company	5.625%	BBB+	1,585,941
50,000	American Electric Power	8.750%	Baa3	1,322,500
1,400	Consolidated Edison Company of New York Inc.	5.000%	A3	119,014
5,700	DTE Energy Trust I	7.800%	Baa3	127,110
4,200	Entergy Louisiana LLC	7.600%	A–	101,850
19,800	FPC Capital I	7.100%	Baa2	464,904
50,000	FPL Group Capital Inc.	7.450%	A3	1,290,500
40,000	Georgia Power Company	8.200%	A	1,068,000
57,100	PPL Capital Funding, Inc.	6.850%	Baa2	1,375,539
15,000	PPL Electric Utilities Corporation	6.250%	BBB	303,750
10,000	Southern California Edison Company, Series C	6.000%	Baa2	804,688
40,000	Xcel Energy Inc.	7.600%	Baa2	997,200

	Total Electric Utilities			9,560,996
	Food Products – 0.6%

10	HJ Heinz Finance Company	8.000%	BB+	1,030,625

	Independent Power Producers and Energy Traders – 0.7%

60,900	Constellation Energy Group	8.625%	BB+	1,181,460
	Insurance – 2.1%

34,800	Aegon N.V.	6.875%	A–	378,276
4,700	Aegon N.V.	6.375%	A–	46,201
25,000	Allianz SE	8.375%	A+	487,500
21,800	Arch Capital Group Limited	8.000%	BBB–	433,384
13,900	Endurance Specialty Holdings Limited	7.750%	BBB–	200,021
25,000	Phoenix Companies Inc.	7.450%	Baa3	240,000
75,000	Prudential Financial Inc.	9.000%	A–	1,645,500

	Total Insurance			3,430,882
	Media – 1.1%

50,000	Comcast Corporation	7.000%	BBB+	1,100,000
38,700	Viacom Inc.	6.850%	BBB	707,436

	Total Media			1,807,436
	Real Estate/Mortgage – 0.3%

25,000	Kimco Realty Corporation, Series G	7.750%	Baa2	450,000
	Wireless Telecommunication Services – 0.5%

25,600	Telephone and Data Systems Inc.	7.600%	Baa2	384,000
25,000	United States Cellular Corporation	8.750%	Baa2	462,500

	Total Wireless Telecommunication Services			846,500

	Total $25 Par (or similar) Preferred Securities (cost $58,241,694)			46,827,213

14

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.5% (0.4% of Total Investments)

	Commercial Banks – 0.5% (0.4% of Total Investments)

$1,000	National City Corporation, Convertible Senior Notes	4.000%	2/01/11	A1	$896,250

	Total Convertible Bonds (cost $871,227)				896,250

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Capital Preferred Securities – 0.8% (0.6% of Total Investments)

	Commercial Banks – 0.8% (0.6% of Total Investments)

$1,500	Wachovia Corporation	7.980%	9/15/49	A–	$1,282,025

	Total Capital Preferred Securities (cost $1,475,052)				1,282,025

Shares	Description (1)				Value
	Investment Companies – 0.7% (0.5% of Total Investments)

160,000	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				$1,240,000

	Total Investment Companies (cost $1,951,837)				1,240,000

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.7% (4.9% of Total Investments)

$11,093	Repurchase agreement with State Street Bank, dated 12/31/08, repurchase price $11,093,295, collateralized by 11,330,000 U.S. Treasury Bills, 0.000%, due 7/02/09, value $11,315,271	0.010%	1/02/09		$11,093,289

	Total Short-Term Investments (cost $11,093,289)				11,093,289

	Total Investments (cost $289,083,102) – 137.3%				227,122,365

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (4)	Date	Price	Value
	Call Options Written – (2.4)%

(100)	S&P 500 INDEX	$(8,000,000)	1/17/09	$800	$(1,068,000)
(100)	S&P 500 INDEX	(9,250,000)	1/17/09	925	(150,500)
(100)	S&P 500 INDEX	(9,750,000)	1/17/09	975	(27,750)
(100)	S&P 500 INDEX	(8,250,000)	2/21/09	825	(992,500)
(100)	S&P 500 INDEX	(8,500,000)	2/21/09	850	(806,500)
(100)	S&P 500 INDEX	(8,500,000)	3/21/09	850	(935,500)

(600)	Total Call Options Written (premiums received $2,479,400)	(52,250,000)			(3,980,750)

	Borrowings – (35.1)% (5),(6)				(58,000,000)

	Other Assets Less Liabilities – 0.2%				329,784

	Net Assets Applicable to Common Shares – 100%				$165,471,399

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations under call options written.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(5)	Borrowings as a percentage of Total Investments is 25.5%.
(6)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2008, investments with a value of $205,289,927 have been pledged as collateral for Borrowings.
ADR	American Depositary Receipt.
See accompanying notes to financial statements.

15

Statement of ASSETS AND LIABILITIES
December 31, 2008

Assets
Investments, at value (cost $289,083,102)	$227,122,365
Receivables:
Dividends	463,802
Interest	123,830
Reclaims	19,973
Other assets	9,472

Total assets	227,739,442

Liabilities
Borrowings	58,000,000
Call options written, at value (premiums received $2,479,400)	3,980,750
Accrued expenses:
Interest on borrowings	7,824
Management fees	180,601
Other	98,868

Total liabilities	62,268,043

Net assets applicable to Common shares	$165,471,399

Common shares outstanding	14,758,340

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$11.21

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$147,583
Paid-in surplus	258,458,576
Undistributed (Over-distribution of) net investment income	(177,986)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(29,494,687)
Net unrealized appreciation (depreciation) of investments, foreign currency and derivative transactions	(63,462,087)

Net assets applicable to Common shares	$165,471,399

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

16

Statement of OPERATIONS
Year Ended December 31, 2008

Investment Income
Dividends (net of foreign tax withheld of $163,013)	$11,723,835
Interest	809,009

Total investment income	12,532,844

Expenses
Management fees	2,961,194
FundPreferred shares – auction fees	27,922
Shareholders’ servicing agent fees and expenses	568
Interest expense on borrowings and amortization of borrowing costs	2,117,090
Custodian’s fees and expenses	60,981
Trustees’ fees and expenses	6,669
Professional fees	26,791
Shareholders’ reports – printing and mailing expenses	66,869
Stock exchange listing fees	9,220
Investor relations expense	15,640

Total expenses before custodian fee credit and expense reimbursement	5,292,944
Custodian fee credit	(1,288)

Net expenses	5,291,656

Net investment income	7,241,188

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(36,093,112)
Call options written	10,185,989
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(58,745,472)
Call options written	(3,425,090)

Net realized and unrealized gain (loss)	(88,077,685)

Distributions to FundPreferred Shareholders
From net investment income	(491,826)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(491,826)

Net increase (decrease) in net assets applicable to Common shares from operations	$(81,328,323)

See accompanying notes to financial statements.

17

Statement of CHANGES in NET ASSETS

		For the Period
		June 26, 2007
		(commencement of
	Year Ended	operations) through
	12/31/08	December 31, 2007
Operations
Net investment income	$7,241,188	$4,581,392
Net realized gain (loss) from:
Investments and foreign currency	(36,093,112)	(5,444,823)
Call options written	10,185,989	1,920,080
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(58,745,472)	(3,215,265)
Call options written	(3,425,090)	1,923,740
Distributions to FundPreferred shareholders:
From net investment income	(491,826)	(578,656)

Net increase (decrease) in net assets applicable to Common shares from operations	(81,328,323)	(813,532)

Distributions to Common Shareholders
From net investment income	(6,923,922)	(4,068,983)
Tax return of capital	(14,387,121)	(7,963,761)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(21,311,043)	(12,032,744)

Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	283,041,000
Repurchased	—	(1,545,135)
FundPreferred shares offering costs and adjustments, net	(78,908)	(560,000)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(78,908)	280,935,865

Net increase (decrease) in net assets applicable to Common shares	(102,718,274)	268,089,589
Net assets applicable to Common shares at the beginning of period	268,189,673	100,084

Net assets applicable to Common shares at the end of period	$165,471,399	$268,189,673

Undistributed (Over-distribution of) net investment income at the end of period	$(177,986)	$(64,629)

See accompanying notes to financial statements.

18

Statement of CASH FLOWS
Year Ended December 31, 2008

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(81,328,323)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(167,385,556)
Proceeds from sales and maturities of investments	146,207,517
Proceeds from (Purchases of) short-term investments, net	3,616,441
Proceeds from closed spot contracts	(530)
Cash paid for call options terminated	(4,465,602)
Premiums received on call options written	14,262,151
Amortization (Accretion) of premiums and discounts, net	26,912
(Increase) Decrease in receivable for dividends	180,778
(Increase) Decrease in receivable for interest	(123,144)
(Increase) Decrease in receivable for investments sold	1,013,720
(Increase) Decrease in receivable for reclaims	(4,473)
(Increase) Decrease in other assets	(8,529)
Increase (Decrease) in accrued interest on borrowings	7,824
Increase (Decrease) in accrued management fees	(79,270)
Increase (Decrease) in accrued offering costs	(10,936)
Increase (Decrease) in accrued other liabilities	(17,590)
Increase (Decrease) in FundPreferred share dividends payable	(34,091)
Net realized (gain) loss from investments and foreign currency	36,093,112
Net realized (gain) loss from call options written	(10,185,989)
Change in net unrealized (appreciation) depreciation of investments and foreign currency	58,745,472
Change in net unrealized (appreciation) depreciation of call options written	3,425,090

Net cash provided by (used in) operating activities	(65,016)

Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	58,000,000
Increase (Decrease) in cash overdraft balance	(545,033)
Cash distributions paid to Common shareholders	(21,311,043)
Increase (Decrease) in FundPreferred shares	(36,000,000)
FundPreferred shares offering costs adjustments, net	(78,908)

Net cash provided by (used in) financing activities	65,016

Net Increase (Decrease) in Cash	—
Cash at the beginning of year	—

Cash at the End of Year	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) during the fiscal year ended December 31, 2008, was $1,966,700.

See accompanying notes to financial statements.

19

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange and trade under the ticker symbol “JTD.” The Fund was organized as a Massachusetts business trust on February 22, 2007.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred and other fixed-income securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 ET, which is different from the normal 4:00 ET close of the NYSE (the time of day as of which the Fund’s NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Board of Trustees, or its designee, will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2008, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year

20

when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

FundPreferred Shares
During the period January 1, 2008 through April 23, 2008, the Fund had issued and outstanding 1,440 Series T, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on the Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares. On April 23, 2008, the Fund redeemed all $36 million of its outstanding FundPreferred shares at liquidation value.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

21

Notes to FINANCIAL STATEMENTS (continued)

The realized and unrealized gains or losses resulting from changes in foreign currency rates if any, are included in “Net realized gain (loss) from investments and foreign currency” and “change in net unrealized appreciation (depreciation) investments and foreign currency” on the Statement of Operations.

Options Transactions
Each Fund is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Market and Credit Risk
In the normal course of business the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,000) and pay all Common share offering costs (other than sales load) that exceed $.04 per Common share. The Fund’s Common share offering costs of $594,000 was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of FundPreferred shares of $638,908 were recorded as a reduction to paid-in surplus.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve

22

future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$218,051,038	$9,071,327	$—	$227,122,365
Call options written	(3,980,750)	—	—	(3,980,750)

Total	$214,070,288	$9,071,327	$—	$223,141,615

3.	Fund Shares

Common Shares
On November 21, 2007, the Fund’s Board of Trustees approved an open-market Common share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Fund’s Common shares. Under the terms of the program, the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

		For the Period
		6/26/07
		(commencement of operations)
	Year Ended	through
	12/31/08	12/31/07
Common shares:
Sold	—	14,850,000
Repurchased	—	(96,900)

	—	14,753,100

Weighted average price per Common share repurchased	—	$15.93
Weighted average discount per Common share repurchased	—	12.14%

23

Notes to FINANCIAL STATEMENTS (continued)

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

			For the Period
			6/26/07
			(commencement of operations)
	Year Ended		through
	12/31/08		12/31/07
	Shares	Amount	Shares	Amount
FundPreferred shares:
Sold	—	$—	1,440	$36,000,000
Redeemed	(1,440)	(36,000,000)	—	—

4.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and call options written) during the fiscal year ended December 31, 2008, were as follows:

Purchases:
Investment securities	$165,886,056
U.S. Government and agency obligations	1,499,500

Sales and maturities:
Investment securities	143,371,468
U.S. Government and agency obligations	2,836,049

Transactions in call options written during the fiscal year ended December 31, 2008, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	520	$2,868,840
Options written	4,530	14,262,151
Options terminated in closing purchase transactions	(3,702)	(13,759,634)
Options expired	(748)	(891,957)

Outstanding, end of year	600	$2,479,400

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2008, the cost of investments (excluding call options written) was $290,091,788.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at December 31, 2008, were as follows:

Gross unrealized:
Appreciation	$1,924,749
Depreciation	(64,894,172)

Net unrealized appreciation (depreciation) of investments	$(62,969,423)

24

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s tax year end, were as follows:

Undistributed net ordinary income *	$ —
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2008 and December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008

Distributions from net ordinary income *	$7,449,839
Tax return of capital	14,387,121

For the period June 26, 2007 (commencement of operations) through December 31, 2007

Distributions from net ordinary income *	$4,613,548
Tax return of capital	7,963,761

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Fund’s tax year end, the Fund had an unused capital loss carryforward totaling $22,401,027 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward of $1,545,737 and $20,855,290 will expire on December 31, 2015 and December 31, 2016, respectively.

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $7,644,460 are treated as having arisen on the first day of the following fiscal year.

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For Managed Assets over $2 billion	.7000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

25

Notes to FINANCIAL STATEMENTS (continued)

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds (“Managed Assets”) but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), and NWQ Investment Management Company, LLC (“NWQ”), both subsidiaries of Nuveen. Santa Barbara manages the portion of the Fund’s investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund’s investment portfolio allocated to preferred securities and other fixed-income securities. The Adviser is also responsible for the writing of index call options on various equity market indices, if any. Santa Barbara and NWQ are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7.	Borrowing Arrangements
On April 7, 2008, the Fund drew upon its $94 million prime brokerage facility with Bank of America, which was subsequently assigned to BNP Paribas Prime Brokerage, Inc. (“BNP”), in part to redeem at liquidation value $36 million of its outstanding FundPreferred shares. The remaining balance was used by the Fund for investment in portfolio securities. On October 1, 2008, the Fund began to pay down the $94 million and as of December 31, 2008, the Fund’s outstanding balance on such borrowings was $58 million. In order to maintain the facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s Portfolio of Investments. For the period April 7, 2008, through December 31, 2008, the average daily balance outstanding and average interest rate on these borrowings were $83,014,870 and 3.05%, respectively.

Interest is charged at LIBOR (London Inter-bank Offered Rate) plus an agreed upon spread on the amount borrowed and .60% on the undrawn balance. In addition to interest expense, the Fund also paid a .15% one time arrangement fee of the total borrowing limit which was fully amortized and expensed as of December 31, 2008.

Interest expense incurred on the drawn and undrawn balances and the one time arrangement fee are recognized as “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

26

8.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

27

Financial HIGHLIGHTS Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
Distributions
				from Net	Distributions		Net		Tax		Offering Costs
	Beginning			Investment	from Capital		Investment	Capital	Return of		and	Ending
	Common		Net	Income to	Gains to		Income to	Gains to	Capital to		FundPreferred	Common
	Share	Net	Realized/	FundPreferred	FundPreferred		Common	Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-	Share-		Underwriting	Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders†	holders†	Total	holders	holders	holders	Total	Discounts	Value	Value

Year Ended 12/31:
2008	$18.17	$ .49	$(5.97)	$(.03)	$—	(5.51)	$(.47)	$—	$(.97)	$(1.44)	$(.01)	$11.21	$8.68
2007(b)	19.10	.31	(.30)	(.04)	—	(.03)	(.28)	—	(.54)	(.82)	(.08)	18.17	16.33

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value Per	Coverage	Outstanding	Coverage
	(000)	Share	Per Share	(000)	Per $1,000

Year Ended 12/31:
2008	$—	$—	$—	$58,000	$3,853
2007(b)	36,000	25,000	211,243	—	—

28

Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Credit				After Credit***
Based
	on	Ending Net
	Common	Assets
Based	Share	Applicable to
on	Net	Common			Net				Net		Portfolio
Market	Asset	Shares			Investment				Investment		Turnover
Value**	Value**	(000)	Expenses††		Income††		Expenses††		Income††		Rate

(40.24)%	(31.99)%	$165,471	2.31%		3.16%		2.31%		3.17%		52%
(14.37)	(.70)	268,190	1.19	*	3.21	*	1.19	*	3.21	*	58

*	Annualized.

** •	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

•	Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***	After custodian fee credit.
†	The amounts shown are based on Common share equivalents.

†† •	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

•	Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings, where applicable.
•	Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowings Interest Expense to Average
Net Assets Applicable to Common Shares(c)
Year Ended 12/31:
2008	.93
2007(b)	—

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period June 26, 2007 (commencement of operations) through December 31, 2007.
(c)	Borrowings Interest Expense includes amortization of borrowing costs.

See accompanying notes to financial statements.

29

Board Members & OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Fund	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	ï	Chairman of the Board and Board member	1997 Class III	Private Investor and Management Consultant.	192

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	192

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	192

30

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Fund	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	192

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Annual	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	192

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	192

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	192

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	192
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

31

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	192

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	192

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	192

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	192

32

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	192

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999); Vice President of Nuveen Asset Management (since 2005).	192

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	192

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	192

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	192

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	192

33

Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	192

(1)	Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

34

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

35

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

36

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

37

NOTES

38

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund redeemed all 1,440 shares of its outstanding preferred stock. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Tax-Advantaged Dividend Growth Fund (JTD) hereby designates 100% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100% qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

39

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed approximately $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

Share prices Fund details Daily financial news Investor education Interactive planning tools

EAN-J-1208D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Tax-Advantaged Dividend Growth Fund
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2008	$22,000	$0	$0	$1,800

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2007 [5]	$15,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

[5]	The Fund commenced operations June 26, 2007.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2007 [1]	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

[1]	The Fund commenced operations June 26, 2007.

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2008	$1,800	$0	$0	$1,800
December 31, 2007 [1]	$0	$0	$0	$0

[1]	The Fund commenced operations June 26, 2007.
“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Asset Management (NAM) is the registrant’s investment adviser (NAM is also referred to as the “Adviser”.) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), and Santa Barbara Asset Management (“Santa Barbara”) as Sub-Advisers to provide discretionary investment advisory services (NWQ and Santa Barbara are also collectively referred to as “Sub-Advisers”). As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Adviser’s and Sub-Advisers’ proxy voting policies and procedures are summarized as follows:
NAM
The registrant invests its assets primarily in fixed income securities and cash management securities. In the rare event that a fixed income issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206 (4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant’s Board of Trustees and made available to shareholders as required by applicable rules.
NWQ
With respect to NWQ, NWQ’s Proxy Voting Committee (the “Committee”) is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of RiskMetrics Group (formerly ISS) on the voting of proxies relating to securities held on behalf of clients’ accounts. Unless otherwise restricted, NWQ’s Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients best interests. NWQ’s Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.
NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Likewise, the Committee may determine not to recall securities on loan if negative consequences of such recall outweigh benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh benefits, in NWQ’s judgment.
SANTA BARBARA
The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by the Sub-Adviser responsible for the assets to which the proxy relates in accordance with that Sub-Adviser’s proxy voting procedures.
With respect to Santa Barbara, the Fund has granted to Santa Barbara the authority to vote proxies on its behalf with respect to the assets managed by Santa Barbara. A senior member of Santa Barbara is responsible for oversight of the Fund’s proxy voting process. Santa Barbara also uses the services of Institutional Shareholder Services, Inc. (“ISS”). Santa Barbara reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Santa Barbara may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Santa Barbara manages the assets of a company or its pension plan and any of Santa Barbara’s clients hold any securities of that company, Santa Barbara will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests Santa Barbara to follow specific voting guidelines or additional guidelines, Santa Barbara will review the request and inform the client only if Santa Barbara is not able to follow the client’s request.
Santa Barbara has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Santa Barbara’s general voting policies.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ and Santa Barbara as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Adviser as well as each Sub-Adviser:
NAM
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Messrs. Rob A. Guttschow, CFA and John Gambla, CFA are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) since 2007.
Mr. Guttschow is a Managing Director of Nuveen HydePark Group, LLC (“HydePark”) and Nuveen Asset Management (“NAM”). Mr. Guttschow joined NAM in May 2004 to develop and implement a derivative overlay capability. Mr. Guttschow then joined Nuveen HydePark Group LLC in September 2007, while retaining his Managing Director status with Nuveen Asset Management. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management (“LCM”) from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst (“CFA”) and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago. Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.
Mr. Gambla is a Managing Director of Nuveen HydePark Group LLC and a Managing Director at NAM, since 2007. He is responsible for designing and maintaining equity and alternative investment portfolios. Prior to this, he was a Senior Trader and Quantitative Specialist for NAM (since 2003), and a Portfolio Manager for Nuveen’s closed-end fund managed account. Additional responsibilities included quantitative research and product development. Mr. Gambla joined Nuveen in 1992 as an Assistant Portfolio Manager. In 1993, he became a lead Portfolio Manager responsible for seven closed-end and open-end bond funds totaling $1.5 billion. In 1998, he became Manager of Defined Portfolio Advisory which provided fundamental research, quantitative research and trading for Nuveen’s $11 billion of equity and fixed-income Unit Trusts. Prior to his career with Nuveen, he was a Financial Analyst with Abbott Laboratories. He is a Chartered Financial Analyst, Certified Financial Risk Manager, and a member of Phi Beta Kappa. Education: University of Illinois, B.A., B.S., University of Chicago, M.B.A.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS as of 12/31/2008

(iii) Number of Other Accounts and
	(ii) Number of Other Accounts Managed						Assets for Which Advisory Fee is
	and Assets by Account Type						Performance-Based
	Other						Other	Other
	Registered		Other Pooled				Registered	Pooled
(i) Name of	Investment		Investment		Other		Investment	Investment		Other
Portfolio Manager	Companies		Vehicles		Accounts		Companies	Vehicles		Accounts
Rob A. Guttschow, CFA	$10	$811MM	2	$12MM	14	$306MM		1	$12MM
John Gambla, CFA	$10	$811MM	2	$12MM	14	$306MM
POTENTIAL MATERIAL CONFLICTS OF INTEREST
The simultaneous management of the Fund and the other registered investment companies noted above by the Portfolio Managers may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts.
The Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.
Item 8(a)(3). FUND MANAGER COMPENSATION
Compensation.    Each Portfolio Manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The Adviser’s compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each Portfolio Manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager’s investment team, the investment performance of the accounts managed by the Portfolio Manager’s, and the overall performance of Nuveen Investments, Inc. (the parent company of the Adviser). Although investment performance is a factor in determining each Portfolio Manager’s compensation, it is not necessarily a decisive factor.

Base salary. Each Portfolio Manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. The Adviser is not under any current contractual obligation to increase a Portfolio Manager’s base salary.
Cash bonus. Each Portfolio Manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each Portfolio Manager’s supervisors. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Adviser’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Adviser’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.
Long-term incentive compensation. Each Portfolio Manager is eligible to receive two forms of long term incentive compensation. One form is tied to the successful revenue growth of the Nuveen HydePark Group LLC. The second form of long term compensation is tied to the success of Nuveen Investments, Inc and its ability to grow its business as a private company.
Item 8(a)(4). OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2008

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$ 500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Rob Guttschow	X
John Gambla	X

NWQ
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Michael Carne, CFA, Managing Director and Fixed Income Portfolio Manager
Prior to joining NWQ in 2002, Mr. Carne managed institutional, private client fixed income and balanced portfolios for over ten years. During this time, he held assignments as Director of Global Fixed Income at ING Aeltus, as Chief Investment Officer of a Phoenix Home Life affiliate and was a principal in Carne, O’Brient, Ferry & Roth, LLC. Mr. Carne graduated from the University of Massachusetts with a B.B.A. degree in Finance and received his M.B.A. from Harvard University. He earned the designation of Chartered Financial Analyst in 1989.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
In addition to managing the Income Oriented Strategy, Mr. Carne is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2008 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	1	$151,923,023
Other Pooled Investment	0	$0
Other Accounts	8,301	$1,203,323,805

*	None of the assets in these accounts are subject to an advisory fee based on performance.
         POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
In addition, Merrill Lynch & Co., Inc., which was acquired by Bank of America Corporation (“Bank of America”, and together with their affiliates, “ML/BofA”), are indirect investors in Nuveen. While we do not believe that ML/BofA are affiliates of NWQ for purposes of the Investment Company Act of 1940, NWQ may determine to impose certain trading limitations in connection with ML/BofA broker-dealers.
Item 8(a)(3). FUND MANAGER COMPENSATION
NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8(a)(4). OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2008

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$ 500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Michael Carne	X

Santa Barbara
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY
Mr. James Boothe, CFA, joined Santa Barbara in 2002 with over 20 years of investment management experience. He was a portfolio manager with USAA Investment Management. Prior to that Mr. Boothe was a portfolio manager / analyst at San Juan Asset Management. He has a BBA from Kent State University and a MBA in finance from Loyola Marymount University. Mr. Boothe has earned the AIMR Chartered Financial Analyst designation.
Item 8(a)(2). OTHER ACCOUNTS MANAGED
Mr. James Boothe, CFA, joined Santa Barbara in 2002 with over 20 years of investment management experience. He was a portfolio manager with USAA Investment Management. Prior to that Mr. Boothe was a portfolio manager / analyst at San Juan Asset Management. He has a BBA from Kent State University and a MBA in finance from Loyola Marymount University. Mr. Boothe has earned the AIMR Chartered Financial Analyst designation.
Item 8(a)(2). OTHER ACCOUNTS MANAGED
In addition to managing the Dividend Growth Equity Strategy, Mr. Boothe is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2008 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	2		$$34,435,982.22
Other Pooled Investment		$
Other Accounts	129		$108,837,789.47

*	None of the assets in these accounts are subject to an advisory fee based on performance.

**	The fees received by NAM for this pooled investment account are performance based.
Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Santa Barbara seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Santa Barbara has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, Santa Barbara determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Santa Barbara may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Santa Barbara may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Santa Barbara has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Santa Barbara has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Item 8(a)(3). FUND MANAGER COMPENSATION
Salary and Cash Bonus. With respect to Santa Barbara, Mr. Boothe participates in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by Santa Barbara’s executive committee. The total compensation consists of both a base salary and any annual bonus that can be a multiple of the base salary. Mr. Boothe’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of Santa Barbara’s overall annual profitability and Mr. Boothe’s contribution as measured by the overall investment performance of client portfolios in the strategies he manages relative the strategy’s general benchmark for one-, three- and five-year periods as well as an objective review of stock recommendations and the quality of primary research and subjective review of Mr. Boothe’s contributions to portfolio strategy, team work, collaboration and work ethic.
Item 8(a)(4). OWNERSHIP OF JTD SECURITIES AS OF DECEMBER 31, 2008

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$ 500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
James Boothe	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 9, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 9, 2009